Corporate Overview August 2026

2 Forward-Looking Statements Disclaimer This presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook,” “goal,” “mission,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations, estimates, and assumptions and, as a result, are subject to risks and uncertainties that could cause actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this presentation. These forward-looking statements may include, without limitation: Zura Bio’s clinical development plans; the design, initiation, conduct, enrollment and timing of its clinical trials; expectations regarding the timing of key milestones and anticipated data readouts; expectations regarding clinical programs, including the safety, efficacy, and therapeutic potential of Zura Bio’s product candidates; expectations regarding the commercial potential of Zura Bio’s product candidates; expectations regarding data readouts from third parties, including regulatory filings and approval status; expectations regarding market opportunities, including estimated total addressable markets, competitive landscape, addressable patient populations, or potential clinical differentiation; Zura Bio’s cash resources and projected cash runway; Zura Bio’s business strategies and objectives; and any other statements that are not historical facts. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by an investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events are difficult or impossible to predict and could differ materially from those expressed or implied in such forward-looking statements, as a result of these risks and uncertainties, which include, but are not limited to: Zura Bio’s expectations regarding its product candidates and their related benefits, and Zura Bio’s beliefs regarding competing product candidates or approved products, may not be achieved; Zura Bio's vision and strategy may not be successful; the timing of key events and initiation of Zura Bio's studies, and release of clinical data may take longer than anticipated or may not be achieved at all; Zura Bio’s expectations regarding the potential general acceptability and maintenance of its product candidates by regulatory authorities, payors, physicians, and patients may not be achieved; Zura Bio's ability to attract and retain key personnel; Zura Bio's expectations with respect to its future operating expenses, capital requirements and needs for additional financing may not be achieved; Zura Bio has not completed any clinical trials, and has no products approved for commercial sale; Zura Bio has incurred significant losses since inception, and expects to incur significant losses for the foreseeable future and may not be able to achieve or sustain profitability in the future; Zura Bio requires substantial additional capital to finance its operations, and if it is unable to raise such capital when needed or on acceptable terms, Zura Bio may be forced to delay, reduce, and/or eliminate one or more of its development programs or future commercialization efforts; Zura Bio may be unable to renew existing contracts, or enter into new contracts or may experience disputes or other challenges with respect to our vendors or other third parties; Zura Bio relies on third-party contract development manufacturing organizations for the manufacture of clinical materials; Zura Bio relies on contract research organizations, its clinical trial sites, and other third parties to conduct its preclinical studies and clinical trials; Zura Bio may be unable to obtain regulatory approval for its product candidates, and there may be related restrictions or limitations of any approved products; Zura Bio may be unable to successfully respond to general economic and geopolitical conditions; Zura Bio may be unable to effectively achieve or manage growth; Zura Bio faces competitive pressures from other companies worldwide; Zura Bio may be unable to adequately protect its intellectual property rights; and other factors set forth in documents filed, or to be filed by Zura Bio, with the Securities and Exchange Commission (SEC), including the risks and uncertainties described in the “Risk Factors” section of Zura Bio’s Annual Report on Form 10-K for the year ended December 31, 2025, and other filings with the SEC. Zura Bio cautions that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Zura Bio does not undertake or accept any obligation to update any forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law. Zura gives no assurance can be given that the expectations expressed herein will be achieved or that deviations from such expectations will not be material. This presentation discusses product candidates that are under clinical investigation and have not been approved for marketing by the U.S. Food and Drug Administration or any other regulatory authority. No representation is made as to the safety, efficacy, or likelihood of regulatory approval of these product candidates for the uses under investigation. Comparisons across clinical trials or product candidates should be interpreted with caution, as differences in study design, inclusion/exclusion criteria, patient populations, endpoints, dosing regimens, and other variables may limit interpretability. Statements in this presentation regarding clinical trials involving product candidates originating from third parties (including Eli Lilly, Pfizer and Novartis) have not been reviewed, verified, or endorsed by such parties.

3 Advancing tibulizumab: a potential first- and only-in-class bispecific antibody Tibulizumab, a potential first- and only-in-class bispecific antibody inhibiting IL-17 and BAFF in development • IL-17 and BAFF among the most clinically validated pathways in immunologic disorders1,2 • Orthogonal nature of IL-17 and BAFF offers potential to modulate non-redundant pathways • Potent engagement of targets and low immunogenicity observed in Phase 1 Pipeline in a product potential: three biologically de-risked and independent shots on goal • Hidradenitis suppurativa (HS), systemic sclerosis (SSc) and polymyalgia rheumatica (PMR) span distinct biology • Yet each disease leverages existing clinical validation of the IL-17 (HS3,4 and PMR7) or BAFF arm (SSc9) with strong scientific support for the orthogonal pathway5,6,8 Zura Bio is financed beyond anticipated key near-term value inflection points • Topline data expected from HS and SSc Phase 2 studies in Q4 2026 and 1H 2027, respectively • Three-asset pipeline with optionality across multiple immune-mediated indications • Cash runway through at least year end 2028 “Bio logically de-risked” refers to clinica l support for the relevant mechanism(s) of action and is not intended to imply regulatory or clin ical success Sources: 1. Cosentyx®, Taltz®, Bimzelx® PI; 2. Benlysta® PI; 3. Kimball et al., Lancet 2024;403:2504-2519; 4. Kimball et al., Lancet 2023;401:747-761; 5. Sabat et al., J Allergy Clin Immunol 2023;151:1015-1026; 6. Lowe et al., JCI Insight 2024;9:e169870; 7. Stone et al., NEJM 2026 (REPLENISH); 8. van der Geest et al., Rheumatology 2015;54:1397-1402; 9. Gordon et al., Arthritis Rheumatol 2018;70:308-316; 10. Zura Bio Ltd. filings; Evaluate Pharma

4 Addressing the distinct biology of immune-mediated diseases Immune-mediated diseases are often driven by multiple, intersecting immune pathways Targeting more than one pathway is a rational approach to address low or inadequate response rates in complex immune-mediated diseases Early clinical readouts across a range of immune-mediated indications have already demonstrated the potential of bispecific antibodies to break through efficacy ceilings

Untapped market potential across disease areas of interest

$15B+
Projected Mid-2030s

2030s:

Therapies designed to address the multi-pathway biology of each disorder have the potential to break the response-rate ceiling — expanding the eligible patient pool, moving into earlier lines of therapy, and extending duration of use

TODAY:

Biologic penetration in HS, SSc, and PMR remain below average because current therapies only partially address the multi-pathway biology driving these diseases

~$5B
2026

SIGNIFICANT GROWTH:

Precedent in adjacent immunology indications shows each step-change in efficacy — as in psoriasis and RA — drove a step-change in advanced-therapy utilization and market size

Both circles represent combined HS, SSc, & PMR global markets

Sources: Gordon Lancet 2021 – BE READY, Gordon Lancet 2018 – UltIMMa 1/2, McInnes Lancet 2023 – BE OPTIMAL / BE COMPLETE, Mease NEJM 2015 – FUTURE 1, Kimball Lancet 2024 – BE HEARD I/II, Kimball Lancet 2023 – SUNSHINE/SUNRISE, Kimball NEJM 2016 – PIONEER I/II, Stone NEJM 2026 – REPLENISH, Spiera NEJM 2023 – SAPHYR, Khanna Lancet Resp Med 2020 – focuSSced, Distler NEJM 2019 – SENSCIS, Fukasawa JAAD 2023, Market estimates based on third-party analyses, earnings reports of currently marketed therapies, and published literature, including DRG/Clarivate, Evaluate Pharma, GlobalData, peer-reviewed epidemiology studies, and company analyses zurabio

5

6 Three shots on goal — biologically de-risked, independent, and fully funded through topline data readouts A Phase 2 trial in adults with HS Anticipated readout: Q4 2026 A Phase 2 trial in adults with SSc Anticipated readout: 1H 2027 A Phase 2 trial in adults with PMR Anticipated initiation: YE 2026

7 Tibulizumab: Potential first- and only-in-class therapy Tibulizumab is an investigational agent. Its efficacy and safety have not been established or approved by the FDA or any other regulatory agency worldwide.

Tibulizumab is a four-headed hammer designed to inhibit the BAFF and IL-17 pathways


BAFF
tabalumab
Anti-BAFF Ab
IL-17A/A &
IL-17A/F
ixekizumab
Anti-IL-17 scFv

tibulizumab

Tetravalent bispecific antibody designed to block BAFF and IL-17–mediated signaling (IL-17A/A and A/F heterodimers)

Addresses disease complexity

Aims to target two orthogonal immune pathways implicated in chronic inflammation and autoimmunity

Clinically grounded design

Fusion of a BAFF-binding antibody (tabalumab) with the IL-17-binding scFv from ixekizumab (ixekizumab marketed as Taltz®, ~$3.6B in global 2025 sales, as reported)

Single-entity advantage

Enables dual-pathway modulation without multi-drug combination complexity

Tibulizumab is an investigational agent. Its efficacy and safety have not been established or approved by the FDA or any regulatory agency worldwide.

Sources: 1. ClinicalTrials.gov NCT06993610; 2. ClinicalTrials.gov NCT06843239; 3. Publicly available information on ixekizumab and tabalumab; 4. Benschop et al., mAbs 2019, doi:10.1080/19420862.2019.1624463.

zurabio
8

Phase 1/1b data support advancement of tibulizumab into Phase 2 development

- 78 participants dosed across Phase 1/1b studies
- >98% median trough target engagement for both IL-17 and BAFF in peripheral blood at 300 mg Q4W
- Mean terminal half-life (t½): 27 days, supporting once-monthly dosing
- Pharmacodynamic activity observed, including B-cell and CRP reductions
- Low incidence of treatment-emergent ADAs in multiple-dose cohorts
- Safety profile consistent with published IL-17 and BAFF pathway experience, with no new or unexpected safety signals to date

Dose-dependent and comparable BAFF and IL-17 target engagement



Population prediction interval*
Median free target concentration
100 mg Q4W
300 mg Q4W
Free IL-17 concentration %CFB
Free BAFF concentration %CFB
0
-25
-50
-75
-100
0
10
20
30
40
Time (weeks)

Model-based PK/PD analysis demonstrates a clear exposure–response relationship, with comparable BAFF and IL-17 suppression and near-complete target engagement at higher doses

Tibulizumab is an investigational agent. Its efficacy and safety have not been established or approved by the FDA or any regulatory agency worldwide.
* Model-predicted median maximum percent change from baseline of free unbound BAFF and IL-17 following the last dose. Values shown reflect steady-state trough suppression.
Eli Lilly and Company–conducted Phase 1/1b clinical studies; Zura Bio Ltd. internal clinical study reports (CSRs).

zurabio

9

Broad potential in heterogeneous immune disorders



IL-17

Amplifies inflammation, fibrosis, and tissue destruction

Drives recruitment and activation of neutrophils

Enhances trafficking and cross-talk of immune cells in tissues

Induces pro-inflammatory protein production, creating a self-sustaining inflammatory environment

Modulation of independent innate & adaptive immune drivers of disease

BAFF

Promotes autoreactive B-cell survival and function

Promotes maturation, survival, and function of autoreactive B and plasma cells

May promote chronic maintenance of lymphoid structures in tissue (TLS)

Persistence of B cells leads to increased cytokines, T cell activation, and autoantibodies

First and only bispecific antibody in development designed to target the orthogonal IL-17 and B cell pathways zurabio

Schematic representation of mechanism rationale. Not a clinical efficacy claim. References for B-cell axis in HS: Sabat JACI 2022; Lowe JCI Insight 2023; Gudjonsson JCI Insight 2020

10

11 Ixekizumab contributes a high-efficacy component for IL-17 pathway inhibition • Consistent high efficacy: Demonstrated across multiple inflammatory diseases in large Phase 3 programs* • Validated IL-17 pathway inhibition: Neutralization of IL-17A/A and IL-17A/F produces robust clinical responses with a well- characterized safety profile • Extensive clinical safety experience: Supported by large global clinical development programs and post-marketing datasets across dermatologic and rheumatologic indications* • Low incidence of candidiasis relative to IL-17F/F antagonists Ixekizumab establishes a well-characterized clinical benchmark for IL-17 pathway inhibition Multiple Phase 3 programs completed High efficacy demonstrated Broad IL-17 pathway inhibition Extensive clinical and real-world experience secukinumab PASI 90 at Week 12* (Phase 3 psoriasis studies) P A S I 9 0 (% ; P B O -a d ju s te d ) 0 10 20 30 40 50 60 70 80 90 100 ixekizumab PsO1 PsO2UNCOVER-2 UNCOVER-3UNCOVER-1 * PASI 90 values represent placebo-adjusted response rates at Week 12 from independent Phase 3 psoriasis trials. Studies were not designed for head-to-head compar ison; trial designs, patient populations, dosing regimens, and placebo response rates differed. Clinical e fficacy data shown are limited to psoriasis studies. Efficacy and durability may vary by indication Sources: 1. Gr iffiths CE, et al. Lancet 2015, doi:10.1016/s0140-6736(15)60125-8; 2. Langley RG, et al. N Engl J Med 2014, doi:10.1056/nejmoa1314258; 3. Gordon KB, et al. N Engl J Med 2016, doi:10.1056/nejmoa1512711; 4. Eli L illy and Company and Novar tis public d isclosures and prescribing information

Tibulizumab potently inhibits IL-17A/A and IL-17A/F: the strongest drivers of IL-17 signaling



Highest
Binding Affinity
★★★★★
IL-17A
IL-17RA
IL-17RC
Extracellular
Medium
Binding Affinity
★★★
IL-17A/F
IL-17RA
IL-17RC
Lowest
Binding Affinity
★
IL-17F
IL-17RA
IL-17RC

Agent	Target description	IL-17A/A (K_D)	IL-17A/F (K_D)	IL-17F/F (K_D)
Tibulizumab[1]	**Anti-BAFF & IL-17 bispecific mAb**	**~14 pM**	**~90 pM**	**no binding**
Secukinumab (Cosentyx®)[2]	Anti-IL-17A mAb	~60–90 pM	~2400 pM	no binding
Bimekizumab (Bimzelx®)[3]	Anti-IL-17A/F mAb	~3.2 pM	~26 pM	~23 pM

zurabio

Sources: 1. Goedken ER, et al. J Pharmacol Exp Ther 2025;392(4):103525; 2. Br J Dermatol 2025;192:660-671; 3. JID Innovations 2024;4:100297, doi:10.1016/j.xjidi.2024.100297

12

13 Hidradenitis Suppurativa (HS)

14 HS is a chronic, progressive inflammatory condition with high symptom burden Patients experience pain in sensitive, high-friction areas Patients withdraw from social interactions due to visible symptoms Patients struggle with persistent drainage and odor from lesions Patients experience prolonged delays in diagnosis and treatment Painful nodules and abscesses make walking, sitting, and arm movement difficult, limiting daily comfort Managing chronic drainage and odor becomes burdensome, leading to avoidance of exposure or hiding Embarrassment drives social withdrawal, relationship strain, absenteeism, mental health consequences Delayed diagnosis leads to continued symptom burden and progression to more severe disease Lesions commonly occur in intertriginous areas (skin folds) Distinctive for structural skin damage driven by tunneling and scarring Sources: Kimball, JAAD 2024; Kokolakis, Dermatology 2020; Lancet 2025 (Seminar)

How patients are treated today — and the limitations of existing therapies

Current Treatment Pathway

Initial Management

Topicals, oral antibiotics, and in-office procedures (I&D, intralesional corticosteroids) establish control and satisfy payer requirements before advancing therapy

Biologics (SoC)

Selection driven by access/formulary, not a strict algorithm: Humira® is declining as HCPs shift to IL-17s — Cosentyx® first (fast access), Bimzelx® often 2L+ (preferred efficacy)

Surgery

Reserved for biologic-refractory or structurally advanced patients with extensive tunneling and scarring that no longer respond to medical therapy

Limitations of Current Therapies:

Incomplete, non-durable control

Many patients never reach high-bar responses (HiSCR75/90) or lose efficacy over time - driving recurrent flares, pain, drainage, and odor

Patient impact remains high

Pain and quality of life impairment can persist even when objective measures improve

Structural damage is irreversible

Once disease progresses to tunnels and scarring, no current therapy can reverse it

Physicians remain only moderately satisfied

Despite current advancements, physicians desire new mechanisms of action that provide improved efficacy, deeper and more durable response zurabio

Sources: 1. Zouboulis et al., Lancet 2025; 2. Alikhan et al., JAAD 2019;81:91-101; 3. Kimball et al., Lancet 2024;403:2504-2519 (BE HEARD I&II); 4. Garbayo-Salmons et al., JEADV 2025;39:221-229; 5. Ingram et al., Pain Ther 2025; 6. Zura Bio, data on file, 2026

15

Hidradenitis suppurativa: large, underserved market with high unmet need


$10B
Mid 2030s
~$3B
Today

Multiple advanced therapies; increased cycling expected to innovative therapies, physicians seeking durable alternatives for chronic, treatment-experienced HS patients

Three advanced therapies (TNF, IL-17) compete for the current biologic-treated HS population

Growth Drivers & Unmet Needs

- Despite recent approvals, HS remains underdiagnosed and undertreated
- Biologic penetration rate increasing as treatment options expand
- Novel therapies challenging current efficacy ceilings; unmet need for deeper response zurabio

Sources: Real-world US claims analysis of HS treatment exposures, Dermatol Ther (Heidelb) 2022. Biologic penetration in moderate-to-severe HS and market projections ($3B 2026 to ~$10B mid-2030s) reflect internal market research and company analysis. All figures approximate.

16

Unlike healthy skin, B cells infiltrate and chronically persist in HS lesions, driving a local amplified and targeted immune response

B cells and plasma cells make up the bulk of HS cellular infiltrate [1]


Number of cells per mm²
4000
3000
2000
1000
0
*
**
*
**
NS
Plasma cells
B cells
Monocytes/ macrophages
CD8 T cells
Neutrophils

Imaging CyTOF analysis of HS lesions

B cells expand with disease progression[2]


Total B Cell Lineage
****
*
*
%of Total CD45+
40
30
20
10
0
Healthy
Active HS
End Stage HS

Flow cytometry analysis of healthy skin biopsies, active HS biopsies (inflammatory nodules), or end stage HS tissue (tunnel from surgical excision)

In severe disease, B and T cells organize and persist in tertiary lymphoid structures (TLS)[3,4]


B cells
T cells
Proliferating Cells

Immunofluorescence analysis of HS chronic lesion with tunnel zurabio

Sources: 1. Gudjonsson et al., JCI Insight 2020; 2. Lowe et al., JCI Insight 2020; 3. Lowe et al., JCI Insight 2024;9:e169870; 4. Yu et al., Immunity 2024

17

18 BAFF is elevated across HS lesion types and predicts treatment resistance In acute and chronic HS lesions, BAFF expression tracks with B-cell accumulation, supporting BAFF as a key player in B-cell mediated pathology Sources: 1. Sabat et al., J Allergy Clin Immunol 2023;151:1015-1026; 2. Lowe et al., JCI Insight 2020; 3. Yu et al., Immunity 2024; 4. Gudjonsson et al., JCI Insight 2020; 5. Hambly et al., BJD 2022 Elevated BAFF can retain B cells in the skin Elevated BAFF is unique feature of HS lesions, which predicts TNFi non-response • BAFF is absent in healthy skin and psoriasis and dermatitis lesions, and B cells transiently migrate in and out of skin1,2 • BAFF is significantly elevated in all HS lesion types, and correlates with increases in B cells1,2 • Patients who have higher baseline levels of BAFF and B-cell counts are less likely to respond to adalimumab2,5 S k in B A F F m R N A ( ru ) S k in B A F F m R N A ( ru ) B cells migrate into HS lesions and initiate effector functions3 BAFF promotes B- cell accumulation, maturation, and differentiation B and T cells organize into tertiary lymphoid structures that drive chronic, local immune activation3,4 B lo o d B A F F m R N A (N o rm a li z e d c o u n ts ) scars fistulas abscesses nodules P adj=0.005 800 600 400 200 0

19 B cells are believed to drive HS pathology via multiple mechanisms BAFF prolongs B cell survival and promotes several effector functions IL-17 drives a feed-forward, self-sustaining inflammatory cycle Neutrophil recruitment & activation B cell survival Antibody release (IgG, IgA1, IgD) Cytokine and chemokine release T cell activation B cell differentiation into plasma cells IL-17 Th17 Cytokine production (IL-6, TNF, TGFb) BAFF Tertiary Lymphoid StructureB cell

Recent clinical data supports the hypothesis that B cells are key drivers of disease rather than bystanders in HS*

Platform Study Design



Screening
Active Treatment
Corresponding Placebo
Follow-up period
length varies by cohort (4–84W)
R
PEA
EOS
W–5
D1
W16

Common design applied across 5 cohorts of the Novartis platform study; each cohort tested a different drug against its own randomized placebo arm.

Observed sHiSCR50 Responders at Week 16 by Treatment Arm**



51.6%
72.7%
48.5%
58.6%
46.9%
32.0%
25mg
100mg
Pooled placebo (contemporaneous cohorts) 36%
ianalumab (VAY736) BAFF-R N=32
remibrutinib (LOU064) BTKi N=33
remibrutinib (LOU064) BTKi N=33
iscalimab (CFZ533) anti-CD-40 N=29
MAS825 IL-1β / IL-18 N=33
LYS006 LPA1 N=27
Three B cell-targeting mechanisms demonstrating HS efficacy signal

(*) Data derived from a randomized, placebo-controlled, multi-arm hidradenitis suppurativa platform study (ClinicalTrials.gov Identifier: NCT03827798). Reported results are based on information posted on ClinicalTrials.gov (as of 09-Jan-2026) and are subject to sponsor quality review and potential update. Results are descriptive and not powered for formal cross-arm comparisons.
(**) sHiSCR50: ≥50% reduction in abscess and inflammatory nodule count, with no increase in abscesses or draining fistulas, assessed using a simplified lesion-count methodology. Observed response rates; non-responder imputation applied
(***) Mean results from 25 mg and 100 mg arm shown
Sources: Novartis, AAD Annual Meeting 2024; ClinicalTrials.gov ID: NCT03827798.

zurabio

20

21 Trial PIONEER I Phase 3 PIONEER II Phase 3 SUNRISE Phase 3 SUNSHINE Phase 3 BE HEARD I Phase 3 BE HEARD 2 Phase 3 VELA-1 Phase 3 VELA-2 Phase 3 STOP HS-1 Phase 3 STOP HS-2 Phase 3 LOTUS Phase 2 LOTUS Phase 2 Phase 2 Phase 2 HS- OBTAIN Phase 2 Phase 2 Pilot Week 12 12 16 16 16 16 16 16 12 12 16 16 16 16 16 16 16 16 16 12 N Active arm 153 163 180 181 289 291 283 276 202 208 83 84 37 39 58 32 33 33 29 20 B-cell directed monotherapy has demonstrated absolute response rates in line with other approved and late-stage assets in HS 42% 59% 42% 45% 48% 52% 51% 56% 41% 42% 59% 64% 60% 49% 67% 52% 70% 49% 59% 85% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% * * H iS C R 5 0 A b s o lu te R e s p o n s e R a te s secukinumab2 adalimumab1 bimekizumab3 sonelokimab4 povorcitinib5 Novartis platform study lutikizumab7abdakibart6 remibrutin ibbrivekimig8 ianalumab9 re ibrutin ib10 fostamatinib11isca limab9 Sources: 1. Kimball AB, et al. N Engl J Med. 2016;375(5):422-434; 2. K imball AB, et al. Lancet. 2023;401(10378):747-761; 3. K imball AB, et al. Lancet. 2024;403(10443):2504-2519; 4. Porter ML, Kimball AB, et al. SHSA 2025, Oct 31–Nov 2, 2025. Presentation 3000674; 5. Por ter ML, et al. Nature Medicine. Published online July 23, 2026; 6. Avalo Therapeutics. LOTUS Topl ine Presentation, May 2026; 7. Kimball AB, et al. JAMA Dermatol. 2026;162(5):469-477; 8. Sanofi. HS-OBTAIN Phase 2a Readout, EADV Congress, September 17, 2025; 9. ClinicalTr ials.gov. NCT03827798. Results posted February 6, 2026; 10. Kimball AB, et al. AAD Annual Meeting, March 8–12, 2024; 11. Jepsen R, et al. JAAD. 2023;89(4):694-702 Open-label, no placebo arm TNF IL17 Other investigational therapies B-cell targeting * sHiSCR50: modified HiSCR50 omitting the "no increase in abscess count" criterion; For all studies, HiSCR50 was the primary endpoint except LOTUS (abdakibart; HiSCR75) and the Novartis platform study (ianalumab, remibrutinib, iscalimab; sHiSCR50). Note: Data are derived from separate clinical trials with differences in design and patient populations. No head-to-head clinical trials have been conducted to date; cross-trial comparison limitations exist. Investigational drug Placebo response rate

22 Orthogonal nature of IL-17 & BAFF pathways increases confidence in potential benefit over IL-17 inhibition alone Targets distinct biology of HS Tibulizumab is designed to target distinct orthogonal pathways, increasing probability of additive effect Targets IL-17, the most validated MoA in HS IL-17-binding scFv from ixekizumab (a potent IL-17 pathway inhibitor) BAFF Persistence of B cells leads to increased cytokines, T cell activation, and autoantibodies De-risked, biologically relevant approach to potentially break through efficacy ceilings in HS

23 Phase 2 study ongoing in moderate-to-severe HS Planned Efficacy Endpoints Primary Endpoint • Percent change from baseline in AN count at Week 16 Additional Endpoints* • HiSCR50 and HiSCR75 • Draining Tunnel Count • IHS4 • DLQI • Skin pain NRS • PK/PD assessments Key Inclusion Criteria • Adults with moderate-to-severe HS, defined as: – Hurley Stage II/III (up to 40% Stage III allowed) – Total abscess and inflammatory nodule (AN) count ≥5 • Up to 30% of participants may have prior TNF-α inhibitor exposure • Additional eligibility criteria per protocol Efficacy Period (16 weeks) OLE (16 weeks) Study timeline (weeks) 1:1:1 tibulizumab 150 mg placebo n = 247 participants tibulizumab 300 mg tibulizumab 150 mg 2 4 8 12 160 20 24 28 32 Week 32 Final OLE study visit (no SC dose) SC dosing at study visit = * Includes secondary and exploratory endpoints R

24 Systemic Sclerosis (SSc)

Systemic sclerosis is a progressive, multisystem autoimmune disease with limited therapeutic options*

approximately

300,000

people are estimated to be living with SSc across major markets (US, EU5, Japan)



No therapies are approved that comprehensively address the multisystem pathology of SSc*

Characterized by Chronic Inflammation and Fibrosis Across Organs



Lungs

SSc-ILD is a major cause of morbidity and mortality in SSc. Two disease-modifying treatments are approved for SSc-ILD



Skin

Skin fibrosis contributes to functional impairment, disability, and reduced quality of life


Heart
Stomach
Liver
Kidney

zurabio

* Two therapies are approved for SSc-ILD; however, no treatment approved for SSc addresses multiple organ systems.
Sources: Clarivate/DRG (accessed 19 August 2024); public regulatory disclosures and prescribing information.

25

Why SSc requires multi-pathway immune modulation

BAFF- and IL-17–driven inflammation may contribute to vasculopathy and fibrosis, supporting evaluation of multi-pathway therapeutic strategies in SSc

Vasculopathy

- Immune-mediated endothelial dysfunction contributes to impaired blood flow
- Inflammatory cytokines (IL-6, **IL-17**) thought to promote immune cell infiltration and vascular injury



Fibrotic Remodeling

- Fibroblast activation contributes to progressive tissue fibrosis
- **IL-17** activates inflammatory pathways in fibroblasts; autoantibodies promote fibrosis
- Excess extracellular matrix deposition (e.g., collagen) is characteristic of SSc

Inflammation

- **BAFF** signaling supports survival of autoreactive B cells
- Elevated autoantibody production and cytokine networks (including IL-6, **IL-17**) are observed in SSc zurabio
26

IL-17A is increased in SSc blood and skin and is linked to active and early disease

IL-17A elevated in blood and correlates with disease activity

IL-17A cytokine elevated in SSc[1]


IL-17A
****
IL-17A (pg/mL)
100
10
1
0.1
0.01
Healthy
SSc

Blood IL-17+ cells correlate with disease activity[2]


r=0.675 P<0.01
Activity score of SSc
IL-17⁺ cells (%CD3⁺ CD8⁻ cells)

Serum IL-17A a predictor and correlate of pulmonary vascular disease[1,3]


IL17A
Plasma protein, NPX
##
HC
FVC/DLCO < 1.6
FVC/DLCO >= 1.6

Elevations of IL-17-expressing T cells in skin correlate with early disease

IL-17A+ cells increased in SSc skin[4,5]


IL-17A + cells
* p=0.0237
* p=0.0375
% cells
Healthy
SSc
Morphea

IL-17A+ cells increased in early disease skin[2]


Superficial dermis
Deep dermis
p<0.01
p<0.01
IL-17⁺ cells
Early
Late
Control
Early
Late
Control

zurabio

Sources: 1. Seki et al., Cytokine 2024; 2. Yang et al., Arthritis Research & Therapy 2014; 3. Ono et al., Scientific Reports 2024; 4. Lonati et al., PLoS ONE 2014; 5. Deng et al., Frontiers in Immunology 2025

27

28 BAFF inhibition reduces profibrotic and B cell signaling genes in SSc skin2 Sources: 1. Matsushita et a l, Sclerosis 2026; 2. Gordon et a l., Arthritis and Rheumato logy 2018 Belimumab modulated gene profiles in post-treatment SSc skin2 RNAseq analysis of skin from patients who demonstrated a 20% reduction in mRSS Hypothesized disease-promoting roles of B cells1 Baseline 52 weeks Indicators of anti- fibrotic effect Indicators of B cell inhibition effect

IL-17 and BAFF blockade have each improved skin and lung outcomes in SSc

BAFF ANTAGONIST

Belimumab

- In a 52-week, investigator-initiated, single-center, double-blind, placebo-controlled pilot trial involving 20 participants with dcSSc on background MMF
- Both treatment groups experienced improvements in mRSS, favoring belimumab (-10 vs. -3; p = NS)
- Secondary endpoints were met with statistical significance in two endpoints: SHAQ-DI and VAS Raynaud's phenomenon

Phase 2 belimumab IIT trial (52 weeks)



mRSS
Δ mRSS (units)
0
-5
-10
-3.0
-10.0
Δ -7.0 units
Placebo (n=9)
Belimumab (n=9)
FVC (% predicted)
Δ FVC (% Predicted)
5
0
-5
Δ +7.0%
-2.0
+ 5.0
Placebo (n=9)
Belimumab (n=9)

IL-17 RECEPTOR ANTAGONIST

Brodalumab

- Met the primary endpoint of reduced mRSS at Week 24 for skin involvement, and demonstrated improvement in FVC as a secondary endpoint reflecting lung function
- Also showed therapeutic effects on lung/respiratory functions, digital ulcers, symptoms of gastroesophageal reflux disease, and QOL without noteworthy safety concerns

Phase 3 brodalumab trial (24 weeks)



mRSS
Δ mRSS (units)
0
-10
-20
+ 4.4
- 16.8
Δ -21.2 units
Placebo (n=47)
Brodalumab (n=47)
FVC (% predicted)
Δ FVC (% Predicted)
0
-2
-4
-6
- 5.0
+ 0.2
Δ +5.2%
Placebo (n=47)
Brodalumab (n=47)

zurabio

Sources: 1. Fukasawa T, et al. Ann Rheum Dis 2022, doi:10.1136/annrheumdis-2022-eular.2519 (NCT03957681); 2. Gordon JK, et al. Arthritis Rheumatol 2018;70:308-316 (NCT01670565)

29

30 Phase 2 study ongoing in SSc; enrollment completed * Includes secondary and exploratory endpoints Endpoints and Stratification Primary Endpoint • Change from baseline in mRSS at Week 24 Additional Endpoints * • qHRCT lung imaging • FVC • HAQ-DI • revised CRISS Stratification factors • Presence of ILD (yes/no) • Duration of disease (≥ or <2 years) • Anti-RNA polymerase 3 (+/-) Key Inclusion Criteria • Adults (18–75 years) with early diffuse cutaneous SSc, enriched for SSc-ILD • Stable background immunosuppressive or antifibrotic therapy allowed • Disease duration ≤ 7 years • mRSS 15–45 at screening Efficacy Period (24 weeks) OLE (28 weeks) 1:1 tibulizumab 300 mg placebo n = 91 participants tibulizumab 300 mg SC dosing at study visit = Study timeline (weeks) 0 52 Week 52 Final OLE study visit (no SC dose) 2 4 8 12 16 28 36 4420 24 32 40 48 (Baseline image) HRCT R HRCTHRCT

In phase 2, lung involvement using qHRCT is a key secondary endpoint


VS
Healthy Lung
Fibrotic Lung

ILD includes various pulmonary disorders marked by inflammation and progressive lung fibrosis, resulting in restrictive lung function and impaired gas exchange.

SSc often leads to ILD due to immune system dysregulation and subsequent lung interstitial fibrosis.

QILD by HRCT provides a sensitive measure of lung involvement, detecting changes as small as 2%.

Example of improvement after 24 months of MMF in total lung involvement


Screening HRCT
B
Month 24 HRCT
B

The blue and red areas show QLF, while the yellow area shows quantitative ground glass. The entire colored area represents QILD. After 24 months, QLF areas decreased (*arrow in B*).

zurabio

Sources: 1. Goldin J, et al. Ann Am Thorac Soc 2018, doi:10.1513/annalsats.201802-079OC; 2. Zura Bio, data on file, 2026

31

QILD predicts mortality in SSc and closely correlates with FVC — differences of ~2% are clinically meaningful

2 large longitudinal SSc studies (SLS I and SLS 2) showed that
≥2% increase in QILD associated with increased risk of death [1]



SLS I
Overall Survival (%)
100%
80%
60%
40%
20%
0%
QILD score change < 2%
QILD score change ≥ 2%
0
12
24
36
48
60
72
84
96
108
120
132
Mo

- QILD is highly correlated with FVC [2,3]
- Clinically meaningful FVC changes were associated with 2% QILD change [2]

Tocilizumab Phase 3 in SSc-ILD

Approved for SSc-ILD based on FVC (% predicted)

- -6.4% (PBO) vs. 0.1% (tocilizumab) over 48 weeks[4]

Patients were also evaluated by HRCT for QILD: [5]

- Greater QILD was associated with worse FVC at Baseline
- Significant improvement from Baseline (-1.8%) with tocilizumab; treatment difference of 3.3%



Δ QILD (%) Whole Lung
2.5
1.5
0.5
-0.5
-1.5
-2.5
Placebo
Tocilizumab
3.3%
0
48
Week

zurabio

Sources: 1. Volkmann E, et al. CHEST 2022; 2. Kafaja S, et al. Am J Respir Crit Care Med 2018; 3. Goldin J, et al. Ann Am Thorac Soc 2018; 4. Actemra USPI; 5. Roofeh D, et al. Arthritis Rheumatol 2021;73(7)

32

Published SSc disease trajectories validate our Phase 2 enrollment strategy

What the data show

- Autoantibody drives disease progression
- ATA and RNA Pol III drive the fastest fibrosis
- mRSS peaks early, then regresses on its own

Why our design fits

- TibuSURE stratification factors designed to reduce confounders
- Targets the active window: mRSS 15–45, ≤7 years
- Maximizes the probability of success for skin primary endpoint
  - Exclude Anti-centromere
  - Include all participants with anti-RNA pol-III up to 2 years duration, after which require severe disease



ACA
lcSSc or Sine Scleroderma
GI
PAH
Cutaneous trajectory
ATA
dcSSc
Joints
ILD
Myocardial
SRC
GI
PAH
Cutaneous trajectory
A-RNA Pol-III
dcSSc
Joints
Pericarditis
SRC
GI
PAH
Cutaneous trajectory
Early-stage (0-3 years)
Late-stage

zurabio

Sources: 1. Lescoat et al., Seminars in Immunopathology 2025;47:39

33

34 Polymyalgia Rheumatica (PMR)

PMR: inflammatory disease that leads to reduced mobility, loss of independence, and significant quality of life burden

Chronic inflammatory disease

- Causes bilateral aching and stiffness in the shoulders, hip girdle, neck and torso
- Systemic inflammation is present with increased erythrocyte sedimentation rate (ESR) and C-reactive protein (CRP) levels
- Driven by innate and adaptive immune activation

Demographics and risk factors

- Almost exclusively patients over 50; peak onset at ages 70–80
- Women are more likely to develop PMR than men
- Highly comorbid population

Signs and symptoms

- Morning stiffness/stiffness with inactivity is a hallmark
- Proximal stiffness makes daily activities difficult (e.g., dressing, overhead reaching)
- Nonspecific systemic signs: malaise, fatigue, low-grade fever, weight loss

Steroid dependency, relapse-prone

- Rapid symptom improvement on low-to-moderate corticosteroid doses
- 40–60% of patients relapse during steroid tapering
- Many patients remain on steroids for 5+ years


Hot-spots of
pain & stiffness

zurabio

Sources: Dasgupta et al., Ann Rheum Dis2012;71:484–92; Weyand & Goronzy, NEJM2014;371:50–57; Dejaco et al., Ann Rheum Dis2015;74:1799–807; Dejaco et al., Lancet 2017; Raheel et al., Arthritis Care Res 2017;69:1282–85; Floris et al., Clin Rheumatol 2022;41:19–31; Partington et al., Semin Arthritis Rheum 2020

35

PMR represents a 700k+ US patient population with significant headroom for advanced therapy adoption

700K+

US PMR Patients[1]

Advanced therapy market remains underpenetrated



Today, only 1 FDA-approved biologic[2]

PMR is an underserved and underpenetrated disease

Steroid-dependency[4]

Standard of care leaves most patients steroid-dependent

Need for more effective therapies[3,4,5]

Even with use of on and off-label therapies, complete and sustained remission remains inconsistent – HCPs are looking for more reliable options zurabio

Sources: 1. Lawrence et al., Arthritis Rheum 2008;58:26-35; 2. KEVZARA (sarilumab) Prescribing Information, Sanofi/Regeneron; 3. Spiera et al., N Engl J Med 2023;389:1263-1272; 4. Floris et al., Clin Rheumatol 2022;41:19-31; 5. Zura Bio, data on file, 2026

36

Current reliance on steroids provides short-term relief but leads to long-term dependence, relapse, and toxicity



Steroids-associated toxicities are common (e.g., insomnia, weight gain, hyperglycemia, osteoporosis, and infections) and can be problematic in the PMR age demographic due to high rates of osteoporosis, hypertension, or T2D



Over

50%[3]

Relapse on steroid taper

Patients are forced back to higher doses of glucocorticoids with no clear end in sight

Approx.

6 Yrs[1]

Median time to permanent glucocorticoid discontinuation

Due to high relapse rates during taper, many patients remain on steroids to manage PMR even after 5 years[2]

“**I'm on prednisone, and it does awful things to you**. The side effects are really nasty. **If there was anything I could take or do to get rid of those side effects, I would do it in a minute**. But at this point, apparently, there isn't anything that my physician knows about.”

- PMR Patient[4]

“The plan to reduce was difficult. I started reducing by like half a mg a week. **The reduction was difficult because the pain kept returning**. I couldn't get away from the pain.”

- PMR Patient[4]

zurabio

Sources: 1. Devauchelle-Pensec et al., Ann Rheum Dis, 2018, 2. Camellino et al., Front Med, 2022, 3. Spiera et al., N Engl J Med 2023;389:1263-1272, 4. Zura Bio, data on file, 2026

37

BAFF and IL-17 believed to contribute to PMR pathology

Elevated BAFF strongly correlates with disease activity and key PMR biomarkers: CRP, ESR, & IL-6[1,2]

IL-17 is elevated in blood & tissue around PMR joints and correlates with disease activity[3,4]


B cell
activates
IL-6
Systemic activation
↑ ESR ↑ CRP
BAFF
Th17
Promotes differentiation
amplifies
IL-6
IL-17

zurabio

Sources: 1. van der Geest et al., Rheumatology 2015;54:1397-1402, 2. van der Geest et al., Arthritis Rheumatol 2014, 3. Samson et al., Arthritis Rheum 2012;64:3788-3798, 4. Ann Rheum Dis 2025 (PMR immunopathophysiology review)

38

39 IL-17 and B-cell targeted therapies have shown positive glucocorticoid-sparing effects in PMR Sources: 1. Stone et al., N Engl J Med 2026, DOI:10.1056/NEJMoa2602567 (REPLENISH; NCT05767034); 2 . Marsman et al., Lancet Rheumatol 2021;3:e758-e766 (BRIDGE-PMR); 3. Bolhuis et al., Lancet Rheumatol 2023;5:e208-e214 (BRIDGE-PMR 1-year extension); 4. REDUCE-PMR-1, NCT05533125; 5. REDUCE-PMR-2, NCT05533164 IL-17A inhibitor – Phase 3 in relapsing PMR Secukinumab1 • Met the primary endpoint of sustained remission at Week 52 and all key secondary endpoints • Demonstrated a meaningful glucocorticoid-sparing effect while maintaining disease control • Secukinumab has been filed in the US & EU for approval in PMR Phase 3 REPLENISH trial (52 weeks, N=381) Anti-CD20 – Phase 2 and 3 in newly diagnosed PMR Rituximab • BRIDGE-PMR (Phase 2 IIT) demonstrated that a single rituximab infusion increased glucocorticoid-free remission at 21 weeks and produced durable benefit through one year2,3 • REDUCE-PMR-1 (Phase 3 IIT) study in newly diagnosed PMR patients showed trend in favor of rituximab4 • REDUCE-PMR-2 (Phase 3 IIT) results expected in 2027 in relapsing PMR5 Phase 2 BRIDGE-PMR (21 weeks) and Phase 3 REDUCE-PMR-1 (52 weeks) IITs 41.2% 40.6% 0 10 20 30 40 50 Secukinumab 300 mg Secukinumab 150 mg g lu c o c o rt ic o id f re e r e m is s io n s u s ta in e d r e m is s io n Investigational drug Placebo response rate 48.0% 48.1% 0 10 20 30 40 50 Rituximab Phase 2 Rituximab Phase 3 (N=47) (N=116)

40 Proposed PMR Phase 2 study to be initiated by year end 2026 Key Inclusion Criteria • Diagnosis of PMR according to the 2012 provisional ACR/EULAR classification criteria • History of treatment for ≥8 weeks for PMR with prednisone ≥10 mg/day • ≥1 episode of PMR relapse at a prednisone dose ≥5 mg/day Key Efficacy Endpoints Primary endpoint: • Sustained remission at week 52 Key secondary endpoints: • Complete sustained remission at week 52 • Time to the first use of escape or rescue treatment up to week 52 • Cumulative glucocorticoid dose tibulizumab 300 mg 1:1:1 R steroid taper placebo Study timeline (weeks) 0 5224 BLINDED EFFICACY PERIOD tibulizumab 150 mg ~150-180 total participants Efficacy Period (52 weeks) SC dosing at study visit = Study timeline (weeks) 0 52 Week 52 Final OLE study visit (no SC dose) 2 4 8 12 16 28 36 4420 24 32 40 48 56 60 64 68 8072 76 OLE Period (28 weeks) tibulizumab

41 Summary & Milestones

42 Executive Team and Board of Directors Amit Munshi Chairman Sandeep Kulkarni, MD Co-Founder, CEO & Director Dan Becker, MD, PhD Director Mark Eisner, MD, MPH Director Jennifer Jarrett Director Ajay Nirula, MD, PhD Director Steve Schoch Director Parvinder Thiara Director Kim Davis, JD Chief Operating Officer, Chief Legal Officer and Corporate Secretary Gary Whale, PhD Chief Technology Officer Kiran Nistala, MBBS, PhD Chief Medical Officer and Head of Development Sandeep Kulkarni, MD Co-Founder, Chief Executive Officer and Director Muzammil Mustufa Chief Business Officer Board of DirectorsExecutive Team

43 Multiple potential near-term clinical milestones and strong pipeline for future TARGET DISCOVERY PHASE 1 PHASE 2 PHASE 3 Tibulizumab (ZB-106) Anti-BAFF and IL-17 Anti-BAFF and IL-17 Anti-BAFF and IL-17 Crebankitug (ZB-168) Anti-IL-7Rα Torudokimab (ZB-880) Anti-IL-33 Hidradenitis Suppurativa Systemic Sclerosis Polymyalgia Rheumatica TibuSURE Readout H1 2027 TibuSHIELD Readout Q4 2026 Study Initiation YE 2026 Phase 2 ready Phase 2 ready

44 Crebankitug: Phase 2 ready multi-functional antibody with potential in dermatology & beyond TSLP binds to its specific receptor, TSLPR, initiating a signaling process that is optimized when IL-7Rα integrates into the complex • TSLP activates signaling pathways primarily associated with type 2 immunity • TSLP pathways are commonly linked to allergic responses and certain inflammatory conditions IL-7Rα combines with the common gamma chain (γc) to form the IL-7 receptor complex • IL-7 signaling is vital for the development, survival, and balance of T-cells • IL-7 is implicated in many autoimmune and inflammatory diseases due to central role in T cell development T-Cell JAK1 JAK2JAK1JAK3 IL-7Rα Dendritic cell TSLPIL-7 TSLPIL-7 Crebankitug inhibits two distinct cytokine pathways, IL-7 and TSLP, through a single target Sources: 1. Markovic et al., Frontiers in Immunology 2020

Torudokimab: Phase 2 ready IL-33 targeting antibody with potential in respiratory disease and beyond

About IL-33 and torudokimab

IL-33
IL-33 is a damage-associated "alarmin" cytokine released by stressed or injured tissues that activates immune cells through the ST2 receptor to promote inflammation, immune responses, tissue repair, and fibrosis [1,2]

Torudokimab
Torudokimab is a fully human monoclonal antibody that binds and neutralizes IL-33[5]

Clinical Results
Torudokimab was well tolerated in Phase 1 and Phase 2 trials conducted by Eli Lilly[3,4]

- 141 healthy volunteers in Phase 1 study
- 103 participants with moderate to severe atopic dermatitis in Phase 2
- Target engagement confirmed with binding to IL-33 and downstream biomarker reductions[3]
- Treatment-emergent ADA had no apparent impact on PK or target engagement



IL-33
IL-33
IgE
Soluble ST2
IL-1RAP
ST2
FcεRI
Mast cell
TIR domain
MYD88
IRAK1
IRAK4
PLD
SPHK
MAPKKs
Ca2+
ERK
p38
JNK
IκB
p50
p65
NF-κB
Mast cell degranulation, IL-1β, IL-3, IL-6, TNF, CXCL2, CCL2, CCL3, PGD2 and LTB4
IL-5, IL-13, CCL5, CCL17 and CCL24

Growing clinical validation of IL-33 targeting in respiratory:

- Potential for first-in-class opportunities
- Validated pathways in COPD and asthma[6]

zurabio

Sources: 1. Cohen ES, et al. Nat Commun 2015;6:8327; 2. Liew et al., Nature Reviews Immunology 2010; 3. Zura Bio, data on file, 2026; 4. Laquer et al., British Journal of Dermatology 2022; 5. Okragly et al., Journal of Inflammation Research 2021; 6. Wechsler et al., New England Journal of Medicine 2021

45

46 Key Takeaways Clear differentiation Tibulizumab is a potential first and currently only in-class bispecific antibody in development designed to simultaneously target IL-17– mediated signaling and BAFF, addressing immune complexity beyond single- pathway approaches Defined, anticipated clinical catalysts Three independent Phase 2 trials (TibuSHIELD, TibuSURE, and NEXUS- PMR*) evaluating a dual- pathway strategy in diseases with significant unmet need and potential multi-billion- dollar market opportunities Portfolio optionality Multi-pathway immune biology provides potential for expansion into additional immune-mediated indications * NEXUS-PMR Phase 2 trial planned to be initiated by year end 2026

47 Appendix

48 Cash and Shares Outstanding Cash and cash equivalents balance $205.1M (as of 6/30/26) Number of shares (M) Common stock 95.4 Prefunded warrants 29.3 Total Outstanding 124.7

Glossary

Ab	antibody
ACA	anti-centromere antibodies
ACR	American College of Rheumatology
ADA	anti-drug antibody
AN	abscess and inflammatory nodule
A-RNA-Pol-III	anti-RNA polymerase 3 antibodies
ATA	anti-topoisomerase antibodies
BAFF	B cell activating factor
BAFF-R	B-cell activating factor receptor
BTK	Bruton's tyrosine kinase
BTKi	Bruton's tyrosine kinase inhibitors
CCL17	C-C motif chemokine ligand 17
CD3/8/19/20/40/45	cluster of differentiation 3/8/19/20/40/45
CFB	change from baseline
COPD	chronic obstructive pulmonary disease
CRISS	Combined Response Index in Systemic Sclerosis
CRP	C-reactive protein
CyTOF	cytometry by time-of-flight
DLCO	diffusing capacity of the lung for carbon monoxide
DLQI	Dermatology Life Quality Index
dcSSc	diffuse cutaneous systemic sclerosis
ESR	erythrocyte sedimentation rate
EULAR	European Alliance of Associations for Rheumatology
FDA	Food and Drug Administration
FVC	forced vital capacity
GC	glucocorticoid
GI	gastrointestinal
HAQ-DI	Health Assessment Questionnaire Disability Index
HCP	healthcare professional
HiSCR50	Hidradenitis Suppurativa Clinical Response ≥50%
HiSCR75	Hidradenitis Suppurativa Clinical Response ≥75%
HRCT	high-resolution computed tomography
HS	hidradenitis suppurativa
I&D	incision and drainage
lcSSC	limited cutaneous systemic sclerosis
IgA1, D, G	Immunoglobulin A1, D, and G
IHS4	International Hidradenitis Suppurativa Severity Score System
IIT	investigator-initiated trial
IL-6	interleukin 6
IL-10	interleukin 10
IL-17	interleukin 17
IL-18	interleukin 18
IL-33	interleukin 33
IL-1β	interleukin 1 beta
ILD	interstitial lung disease
K_D	dissociation constant
LPA1	lysophosphatidic acid receptor 1
mAb	monoclonal antibody
MMF	mycophenolate mofetil
mRNA	messenger RNA
MoA	mechanism of action
mRSS	Modified Rodnan Skin Score
N	number of subjects
NETosis	neutrophil extracellular trap formation
NPX	normalized protein expression
NRS	Numeric Rating Scale
NS	not significant
OLE	open-label extension
P	p-value
PAH	pulmonary arterial hypertension
PASI	Psoriasis Area Severity Index
PASI 90	Psoriasis Area and Severity Index 90% improvement
PBO	placebo
PD	pharmacodynamics
PK	pharmacokinetics
pM	picomolar
PMR	polymyalgia rheumatica
PsO	psoriasis
Q4W	once every 4 weeks
qHRCT	quantitative high-resolution computed tomography
QILD	quantitative interstitial lung disease
QLF	quantitative lung fibrosis
QOL	quality of life
R	randomization
RA	rheumatoid arthritis
RNA	ribonucleic acid
ru	relative units
SC	subcutaneous
scFv	single-chain variable fragment
SHAQ-DI	Scleroderma Health Assessment Questionnaire–Disability Index
sHiSCR50	Simplified Hidradenitis Suppurativa Clinical Response (50%)
sHiSCR75	Simplified Hidradenitis Suppurativa Clinical Response (75%)
sHiSCR90	Simplified Hidradenitis Suppurativa Clinical Response (90%)
SoC	standard of care
SSc	systemic sclerosis
SSc-ILD	systemic sclerosis-associated interstitial lung disease
SRC	scleroderma renal crisis
ST2	serum stimulation-2
T2D	type 2 diabetes
TARC	thymus and activation-regulated chemokine
TGFb	transforming growth factor beta
Th17	T helper 17 cells
TLS	tertiary lymphoid structure
TNF	tumor necrosis factor
TNFi	tumor necrosis factor inhibitor
TNF-α	tumor necrosis factor alpha
VAS	visual analog scale

zurabio

49

Nasdaq: ZURA | www.zurabio.com